UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2009

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-3676	54-0649263
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2550 Huntington Avenue
Alexandria, VA	22303-1499
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 24, 2009, VSE Corporation issued a press release announcing the award of a $249 million contract option modification to continue support of NAVSEA PMS 326 and 333 for ex-U.S. Navy ships that are sold, leased, or otherwise transferred through the Foreign Military Sales (FMS) program. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)   Not applicable

         (d)   Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 24, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSE CORPORATION

Date: August 24, 2009	By: /s/ Thomas. R. Loftus
Thomas R. Loftus
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 24, 2009